Benchmark Electronics Q3-21 Earnings Results October 27, 2021

Forward-Looking Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act). These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts and may include words such as “anticipate,” “believe,” “intend,” “plan,” “project,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” “could,” “predict,” and similar expressions or the negative or other variations thereof. In particular, statements, express or implied, concerning future operating results, our ability to generate sales, income or cash flow, the anticipated impact of the COVID-19 pandemic, the outlook and guidance for fourth quarter 2021 results, our anticipated plans and responses to the COVID-19 pandemic, our expected revenue mix, our business strategy and strategic initiatives, our repurchases of shares of our common stock and our intentions concerning the payment of dividends, among others, are forward-looking statements. Although we believe these statements are based upon reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond our ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the company's Annual Report on Form 10-K for the year ended December 31, 2020, Part II, Item 1A of the company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 and in any of our subsequent reports filed with the Securities and Exchange Commission (SEC). In particular, these statements also depend on the duration, severity and evolution of the COVID-19 pandemic and related risks, including the emergence and severity of its variants, the availability of vaccines and potential hesitancy to utilize them, government and other third-party responses to it and the consequences for the global economy, our business and the businesses of our suppliers and customers, as well as our ability (or inability) to execute on our plans to respond to the COVID-19 pandemic. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of our operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to us as of the date of this document, and we assume no obligation to update. Non-GAAP Financial Information This document includes certain financial measures that exclude items and therefore are not in accordance with U.S. generally accepted accounting principles (“GAAP”). A detailed reconciliation between GAAP results and results excluding certain items (“non-GAAP”) is included in the following tables attached to this document. Management discloses non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. Management also uses non‐GAAP measures in order to better assess operating performance and help investors compare results with our previous guidance. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

Q3-21 Overview Achieved revenue of $572 million (9% year-over-year growth) - Strength from Semi-Cap, Industrials and Computing sectors Realized Non-GAAP gross margin of 9.4% and Non-GAAP operating margin of 3.3% Non-GAAP earnings per share of $0.39 Cash conversion cycle of 71 days Managing ongoing supply chain challenges and overcame COVID impacts

Q3-21 New Business Wins Medical Glucose monitoring systems (process design & manufacturing) Robotic surgery applications (design & manufacturing) Mobile medical cart (design) Semi-Cap Wafer handling system (manufacturing) Wafer inspection tool (manufacturing) Aerospace & Defense Satellite antennas (process design & manufacturing) Advanced imaging sensors (process design & manufacturing) Combat system electronics (design & manufacturing) Industrials Advanced LiDAR systems (manufacturing) Transportation safety products (process design & manufacturing) Testing products (microelectronics manufacturing) Computing & Telco Commercial printers (process design & manufacturing) Free space optics modules (process design & manufacturing) Optical products (test design) Awarded to Benchmark’s manufacturing facility in Thailand based on depth of experience and experience to bring complex products to market quickly Benchmark has partnered with AEye since initial product design and will provide manufacturing, assembly and testing for LiDAR solutions Aeye partners with benchmark for manufacturing of optical module for its next-gen adaptive lidar sensors

Roop Lakkaraju Chief Financial Officer

Third Quarter Revenue by Market Sector Q3-21 Sept. 30, 2021 Revenue by Mix and Market Sector June 30, 2021 Sept. 30, 2020 For the Three Months Ended Dollars in Millions Higher-Value Markets   Mix % Revenue   Mix % Revenue Q/Q   Mix % Revenue   Y/Y Medical   21% $118   20% $109 8%   26% $134   (12%) Semi-Cap   23% $133   26% $139 (4%)   19% $99   35% Aerospace & Defense   18% $101   18% $97 4%   20% $105   (4%) Industrials   19% $108   18% $100 8%   16% $86   26% Higher-Value Subtotal   81% $460   82% $445 4%   81% $424   9%         Traditional Markets   Mix % Revenue   Mix % Revenue Q/Q   Mix % Revenue   Y/Y Computing   10% $57   7% $40 43%   8% $44   28% Telecommunications   9% $55   11% $60 (9%)   11% $58   (5%) Traditional Subtotal   19% $112   18% $100 12%   19% $102   9% Total Revenue $572 $545 5% $526 9%

Third Quarter 2021 Financial Summary (In millions, except EPS) Sept. 30, 2021 June 30, 2021 Q/Q Sept. 30, 2020 Y/Y Net Sales $572 $545 5% $526 9% GAAP Gross Margin 9.4% 8.8% 60 bps 8.8% 60 bps GAAP SG&A $34.4 $34.0 1% $29.7 16% GAAP Operating Margin 2.1% 2.0% 10 bps 1.6% 50 bps GAAP Diluted EPS $0.23 $0.20 15% $0.16 44% GAAP ROIC 4.9% 4.6% 30 bps 0.6% 430 bps Net Sales $572 $545 5% $526 9% Non-GAAP Gross Margin 9.4% 8.8% 60 bps 8.7% 70 bps Non-GAAP SG&A $34.4 $34.0 1% $29.7 16% Non-GAAP Operating Margin 3.3% 2.5% 80 bps 3.0% 30 bps Non-GAAP Diluted EPS $0.39 $0.27 44% $0.32 22% Non-GAAP ROIC 7.8% 7.5% 30 bps 5.8% 200 bps See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results GAAP ROIC = (GAAP TTM income from operations – GAAP Tax Impact) / (Average Invested Capital for last 5 quarters) Non-GAAP ROIC = (Non-GAAP TTM income from operations + Stock-based compensation – Non-GAAP Tax Impact) ÷ [Average Invested Capital for last 5 quarters]

Cash Conversion Cycle Update Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Accounts Receivable Days 55 52 53 49 48 49 Contract Asset Days 28 28 25 26 26 25 Inventory Days 72 66 63 69 75 83 Accounts Payable Days (61) (54) (54) (64) (69) (70) Advance Payments from Customers Days (10) (11) (16) (15) (16) (16) Cash Conversion Cycle 84 81 71 65 64 71

Liquidity and Capital Resources For the Three Months Ended Cash (In millions) Sept. 30, 2021 June 30, 2021 Sept. 30, 2020 Cash Flows from (used in) Operations $(42) $4 $6 FCF (1) $(55) $(9) $0 Cash $291 $370 $335 International $185 $235 $174 US $106 $135 $161 (1) Free cash flow (FCF) defined as net cash provided by (used in) operations less capex Debt Structure (In millions) Senior Secured Term Loan $131 Revolving Credit Facility Drawn Amount $0 * Leverage ratio is Net debt/LTM adjusted EBITDA, as defined in the credit facility, which are non-GAAP measures Strong balance sheet and appropriate debt structure Credit facility matures July 2023 Current leverage ratio* in compliance with debt covenants Focused and prudent cash management

Capital Allocation Update Dividends Quarterly dividend of $0.165 per share totaling $5.9 million paid in July 2021 Recurring quarterly dividend of $0.165 per share paid to shareholders on October 14, 2021 Recurring quarterly dividends to continue until further notice Share Repurchases Share repurchases of $10 million completed in Q3 2021 Share repurchase program remaining authorization of $164 million at September 30, 2021 Expect to continue share repurchases opportunistically

Fourth Quarter 2021 Guidance * This guidance takes into consideration all known constraints for the quarter and assumes no further significant interruptions to our supply base, operations or customers. Guidance also assumes no material changes to end market conditions and our operations due to COVID-19. Q4-21 Guidance Net Sales (in millions) $560 – $610 Diluted EPS - GAAP $0.24 – $0.32 Diluted EPS – non-GAAP* $0.37 – $0.45 Q4-21 Model Inputs Operating Margin - non-GAAP* 3.4% – 3.6% Other Expenses, Net (in millions) $2.4 Effective Tax Rate 19 – 21% Weighted Average Shares (in millions) ~35.7

2021 Revenue Trends and Key Initiatives Jeff Benck - CEO

Trends by Market Sector Sector Q4-21 Revenue Guidance CY2021 Revenue Outlook Comments Medical Component availability impacting strong demand recovery Some new program ramps moving from 2021 into early next year Expect medical to be a strong growth sector in 2022 Semi-Cap Now expecting 40% full year revenue growth Expect growth to continue into next year Investing to further expand capacity Aerospace & Defense Defense programs remain strong Lack of commercial aircraft recovery in 2021 offsets defense growth Industrial Revenue in 2H-21 greater than 1H-21 Market demand improving in oil & gas, building infrastructure New programs contributing to revenue growth Computing High Performance Computing (HPC) ramps strong in 2H-21 HPC demand remains strong in 2022 Telco Telco demand is stable in 2H-21 from broadband infrastructure growth Component shortages impact new programs

2021 Key Strategic Initiatives Update 01 Grow Revenue Strong bookings driving revenue growth Again achieved >50% attach rate of engineering projects to manufacturing services bookings in Q3 Continued strength in Semi-Cap 2021 is expected to continue into 2022 High performance computing and strengthening demand in Industrials supporting growth Pacing revenue growth ahead of mid-term model with revised high-single digit growth outlook in 2021 03 Grow Earnings Faster Than Revenue Improving revenue offers better leverage against fixed costs Expect non-GAAP gross margins of 9% for the full year Anticipate 35% full year-over-year earnings growth Closing Moorpark, California operations and transferring programs to other Benchmark locations Inventory levels are higher (as anticipated) as we navigate supply chain constraints 02 Invest in a Sustainable Infrastructure and Talent Continued momentum in ESG/Sustainability initiatives Global Reporting Initiative (GRI) on track in support of publishing our stand-alone Corporate Sustainability Report in Spring 2022 Advancing Diversity, Equity, and Inclusion (DE&I) initiatives; created Inclusion Council Incremental capital investments for Semi-Cap aligned to our strategy Effective SG&A expense management in support of the mid-term model <6% for the full year

Highlights and Q4-21 Outlook Expected revenue growth in the high single digits for 2021 Strong Semi-Cap demand continues (expect 40% annual revenue growth) Second half High Performance Computing programs will continue into next year Improving demand and revenue in Industrials In all sectors, demand outpacing component supply Anticipating 9% gross margins (non-GAAP) for the full year Expect 35% full year-over-year earnings growth Operating cash flow now forecasted to be between $40-$60 million in 2021 Repurchased $40M of stock year-to-date

Appendix

(Amounts in Thousands, Except Per Share Data) – (UNAUDITED) APPENDIX 1 - Reconciliation of GAAP to non-GAAP Financial Results